                        Supplement dated January 21, 2000

             to the Prospectus dated March 1, 1999, as supplemented
                             through March 31, 1999
                   of Flag Investors International Fund, Inc.

                  (Replacing Supplement Dated October 11, 1999)

         The Prospectus dated March 1, 1999, as supplemented through March 31, 1999, of Flag Investors International Fund, Inc. (the "Fund") is hereby amended and supplemented by the following:

         At a meeting held on January 17, 2000, the Board of Directors of the Fund authorized a special meeting of the Fund's shareholders to be held no later than March 1, 2000, in order to (1) seek shareholder approval of a reorganization (the "Reorganization") of the Fund's structure into a master-feeder structure under which the Fund would invest all of its assets in the International Equity Portfolio (the "master fund") and (2) to elect Directors of the Fund. Fund shareholders of record as of January 24, 2000 will be entitled to vote at the special meeting.

         The Board also authorized a capital gains distribution to be paid on or before March 1, 2000, contingent upon shareholder approval of the Reorganization. The per share amount of this capital gains distribution will be based upon the capital gains realized by the Fund when selling portfolio securities in connection with the Reorganization. As of January 20, 2000, the net gain on the Fund's portfolio holdings is estimated to be $3.83 per share. International stock markets are volatile. The actual amount of this capital gains distribution may be higher or lower based on the value of the Fund's holdings and the specific portfolio securities sold when the Reorganization takes place. The per share amount of the distribution may also vary based on the number of Fund shares outstanding at the time of the distribution. You should contact your tax advisor if you have specific questions about the federal, state or local income tax implications of purchasing Fund shares.

         If approved, the Reorganization is expected to occur on or before March 1, 2000. When the Reorganization occurs, the investment advisory services will be provided to the Fund at the master fund level. The effect of the Reorganization is that shareholders of the Fund will have their investments managed by Bankers Trust, the investment advisor of the master fund, rather than Investment Company Capital Corp. ("ICC") and The Glenmede Trust Company ("Glenmede").

         Additionally, the following amends and supplements the Fund's prospectus to show certain changes to the Shareholder Transaction Expenses of the Fund and Example on page 2.

You may pay the following fees and expenses if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price).....................................5.50%

Example:

This Example assumes that you invest $10,000 in Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 year       3 years      5 years       10 years
                                        ------       -------      -------       --------
Class A Shares.....................      $694*        $1,257*      $1,860*       $3,563*

*Based on Total Annual Fund Operating Expenses after fee waivers and reimbursements for year 1 only.

Under "Purchase Price," the table on page 6 is replaced with the following:


                                             Class A Sales Charge
                                                   as a % of
                                          -------------------------------
                                           Offering Net      Amount
         Amount of Purchase                  Price          Invested
         ------------------               ------------- -----------------
         Less than $50,000                   5.50%           5.82%
         $50,000-$99,999                     4.50%           4.71%
         $100,000-$249,999                   3.50%           3.63%
         $250,000-$499,999                   2.50%           2.56%
         $500,000-$1,000,000                 2.00%           2.04%
         $1,000,000 and over                  None            None

         Finally, the fourth paragraph of the section "Investment Advisor and Sub-Advisor" in the prospectus is amended and supplemented as follows:

                  The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

         The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation. It became an indirect subsidiary of Deutsche Bank as a result of Bankers Trust Corporation's merger with Deutsche Bank on June 4, 1999. Because this merger resulted in a change of control of the Advisor, the shareholders were asked to approve a new investment advisory agreement between the Fund and Investment Company Capital Corp. ("ICC"), and a new sub-advisory agreement among the Fund, ICC and Glenmede Trust Company. Under these agreements, the services provided to the Fund by the Advisor are the same as the services provided under the agreements in effect when the Advisor was a subsidiary of Bankers Trust. The agreements were approved at a Special Meeting of shareholders held on October 7, 1999.



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